SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}  Preliminary Proxy Statement
  {_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  {_}  Definitive Proxy Statement
  {_}  Definitive Additional Materials
  {X}  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              COMSAT CORPORATION
                   -----------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  {X}  No fee required.

  {_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

       (4)  Proposed maximum aggregate value of transactions: ________________

       (5)  Total fee paid.

  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: __________________________________________

       (2)  Form, Schedule or Registration Statement No.: ____________________

       (3)  Filing Party: ____________________________________________________

       (4)  Date Filed: ______________________________________________________


                              [SLIDE PRESENTATION]

                           [COMSAT CORPORATION LOGO]

                                                       [GLOBE]

     Many of the statements in this presentation are forward-looking and relate to anticipated future operating results. Forward-looking statements are based on management's current expectations and assumptions, which may be affected by subsequent developments and business conditions, and necessarily involve risks and uncertainties. Therefore, there can be no assurance that actual future results will not differ materially from anticipated results.

     Please refer to COMSAT disclosure documents filed with the Securities and Exchange Commission, including the corporation's 1996 Form 10-K, for a more complete discussion of some of the important factors that might affect these trends.


                           [COMSAT CORPORATION LOGO]

                              Presentation to the
                             Investment Community

                               Betty C. Alewine
                     President and Chief Executive Officer

                                  Spring 1997

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Overview

     o    COMSAT pre-restructuring

     o    Restructuring plan

     o    COMSAT post-restructuring

     o    Financial summary

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Organization Chart Today

     [Corporate Organization Chart showing "COMSAT Corporation" holding "International", "Entertainment" and "Technologies"; "International" holding "World Systems", "Mobile" and "Int'l Ventures"; "Entertainment" holding "Ascent (80%)" and "OCC (57%)"; and "Technologies" holding "CRSI" and "Labs".]

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                              Restructuring Plan

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

               Restructuring Plan Underway

               Initial sale of ICO                  12/96
               Sale of Philcom                       1/97
               Dividend policy review                4/97
               Divest Ascent                        Mid-97
               Sell CRSI                            Late 97
               Resolve Belcom                       Late 97
               Sell other non-core assets           Ongoing

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Ascent Divestiture

     o    Tax free spin-off pending IRS ruling

     o    Delivers shareholder value in tax-efficient manner

     o    Deconsolidation by mid-year

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     CRSI Sale

     o    Non-core products and manufacturing business

     o    Morgan Stanley retained

     o    Divest by year end 1997

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     COMSAT Restructuring Results

     o    Stronger cash flow

     o    More stable balance sheet

     o    Focused on core strengths

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                            COMSAT Post-Restructuring

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                     Organization Chart Post-Restructuring

          [Organizational Chart showing "COMSAT Corporation" holding "Satellite Services" and "Network Services"; "Satellite Services" holding "COMSAT World Systems" and "COMSAT Mobile and Personal Communications" and "Network Services" holding "COMSAT
     International" and "COMSAT Labs."]

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Focused on Core Strengths

     o    Existing satellites with global coverage
          - 24 INTELSAT satellites
          -  7 Inmarsat satellites

     o    State-of-the-art satellite and network technology
          - "Instant infrastructure"
          - ATM breakthrough

     o    Established customer base with backlog

     o Solid reputation and operating experience in emerging markets

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     COMSAT World Systems

     o    U.S. signatory to INTELSAT
          - Largest owner, user with 19% stake
          - 24-satellite global network
          - Existing interconnections to 180 countries

     o    Provide satellite services to U.S. Carriers and broadcasters

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                       INTELSAT Global Satellite System

                               [map of the world]


                            [COMSAT CORPORATION LOGO]

     COMSAT Mobile Communications

     o    U.S. signatory to Inmarsat
          - Largest owner, user with 23% stake
          - 7-satellite global system

     o    Provides maritime, aeronautical, land mobile services

     o    COMSAT Personal Communications
          - Planet 1

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Inmarsat Global Coverage

         [World map showing overlap of hemisphere beams of Inmarsat satellite coverage.]


                           [COMSAT CORPORATION LOGO]

     Satellite Services Value Drivers

     o    Future of Inmarsat

     o    INTELSAT privatization

     o    COMSAT deregulation

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Future of Inmarsat

     o    Competition among members is long-term issue

     o Existing global system requires little additional cap-ex for 5-7 years

     o    Generates substantial cash flow and earnings

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     INTELSAT Privatization

     o    Privatization of broadcast services
          - Only realistic option

     o    IPO in 1999 timeframe

     o    Non-privatized elements very strong
          - Opportunity in digital communications

     o    Requires consensus of 140 government parties

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     INTELSAT Privatization Benefits

     o    COMSAT will own interest in privatized affiliate

     o    COMSAT will retain value leased satellite capacity

     o    COMSAT will retain interest in non-privatized entity

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     COMSAT Deregulation

     o    Non-dominant status is critical

     o    Operating and financial flexibility

     o    FCC filing in May

     o    COMSAT optimistic about outcome

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                               Network Services

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Overview

     o    International private-network services

     o Customers: large corporations, national carriers, governments

     o    Markets underserved by incumbent carriers

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     COMSAT International operations

       [Map showing twelve countries served by COMSAT International.]


                           [COMSAT CORPORATION LOGO]

     Competitive Advantages

     o    Reputation/international relationships

     o    Satellite-networking expertise and technology

     o    14 companies, 15 operating licenses in 12 countries

     o    Business model works

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Bolsa de Cereales case study

     o Initiated point-to-point service for high data volumes to regional exchange

     [Map of Argentina illustrating satellite transmission between Buenes Aires and Bahia Blanca.]


                           [COMSAT CORPORATION LOGO]

     Bolsa de Cereales case study

     o    Added national multipoint VSAT service

     [Illustration of multipoint transmission service for Bolsa de Cereales.]


                           [COMSAT CORPORATION LOGO]

     Bolsa de Cereales case study

     o    Service expanded to include intracompany network

     [Illustration of intracompany network in Argentina consisting of an array of equipment to facilitate transmission of voice, facsimile and data, as well as linking LANs.]


                           [COMSAT CORPORATION LOGO]

     Argentina

     ($ millions)             92        93        94        95        96
     ---------------------------------------------------------------------

     Revenues                 1.9       4.3       12.2      20.0      27.8

     EBITDA                   (.2)      0.7        4.8       7.6      10.5
       Margin                 ---       16%        39%       38%       38%

     Profit before taxes      (.7)     (0.2)       2.2       2.6       3.4
       Margin                 ---       ---        18%       13%       12%

     Capital
      expenditures            6.0       8.4       15.5      18.8      23.2

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Investment Criteria

     o    High-growth markets

     o    COMSAT operational control

     o    Low entry cost

     o    Cash-flow neutral within 2-3 years

     o    Targeted IRR 25% plus

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Why Invest In Network Services?

     o    Growth opportunity in emerging markets

     o    COMSAT has critical competitive advantages

     o    COMSAT will operate within its means

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Network Services Value Creation

     o    Business in major value-creation stage

     o    Sell-down will not maximize COMSAT shareholder value

     o Non-core asset divestiture and segment disclosure will highlight Network Services results

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                              Financial Overview

                                Allen E. Flower
                  Vice President and Chief Financial Officer

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Summary Capitalization

                                    1996            1996
     ($ millions)                  Actual         Pro forma*
     --------------------------------------------------------

     Short-term debt                 178             114
     Long-term debt                  636             478
     Preferred securities            200             200
     Stockholders' equity            843             626
     LT debt/total capital           43%             43%


     *  Assumes Ascent divestiture, CRSI sale, debt tender

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Summary Income and Cash Flow Statements

                                    1996            1996
     ($ millions)                  Actual         Pro forma*
     -------------------------------------------------------

     Revenues                      1,015             557
     EBITDA                          289             252
       Margin                         29%             45%
     Net income                        9              36
     Capital expenditures            364             267


     *  Assumes Ascent divestiture, CRSI sale, debt tender

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     COMSAT Segment Operating Results

     $ millions                          94        95        96
     ----------------------------------------------------------

     Revenues  World Systems            252       255       273
               Mobile Communications    194       180       154
               International             19        38        58
               Laboratories 1            15        12        19

     EBITDA    World Systems            182       196       196
               Mobile Communications     89        94        76
               International             (1)       (9)        0
               Laboratories               2        (1)        5


     1    Excludes $8 million GI settlement in 1996

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     COMSAT Revenue Mix

      1996                               1996                        2001
     Actual                       Post-Restructuring

     [Pie Chart showing           [Pie Chart showing           [Pie Chart showing
      approximately 75%            approximately 75%            approximately 50%
      Satellite Services and       Satellite Services, and      Satellite Services and
      Network Services, and        approximately 25%            approximately 50%
      approximately 25%            Network Services.]           Network Services.]
      Entertainment.]

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

     COMSAT EBITDA Mix

      1996                               1996                        2001
     Actual                       Post-Restructuring

     [Pie Chart showing           [Pie Chart showing           [Pie Chart showing
      approximately 85%            approximately 97%            approximately 70%
      Satellite Services and       Satellite Services, and      Satellite Services and
      Network Services, and        approximately 3%             approximately 30%
      approximately 15%            Network Services]            Network Services.]
      Entertainment.]

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                                    Summary

                                                           [GLOBE]


                           [COMSAT CORPORATION LOGO]

     Why Invest in COMSAT?

     o    Sound restructuring underway

     o    Global coverage through existing Satellite Services
          - "Instant infrastructure"
          - Cash flow generator

     o Management experienced in global satellite business and complex regulatory issues

     o    Upside from COMSAT deregulation and INTELSAT privatization

     o    Enormous opportunity in emerging telecommunications markets

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                    COMSAT Corporation ("COMSAT") and certain persons named below may be deemed to be "participants" within the meaning of Regulation 14A under the Securities Exchange Act of 1934. The participants in this solicitation may include the directors of COMSAT (C. J. Silas, Betty C. Alewine, Lucy Wilson Benson, Edwin I. Colodny, Lawrence S. Eagleburger, Neal B. Freeman, Arthur Hauspurg, Caleb B. Hurtt, Peter S. Knight, Peter W. Likins, Howard M. Love, Charles T. Manatt, Robert G. Schwartz, and Dolores D. Wharton); the following executive officers of COMSAT (Janet L. Dewar, Allen E. Flower, Paul G. Pizzani and Warren Y. Zeger); and the following other employees of COMSAT (Gary S. Sharpe and Charles H. Taylor, Jr.). As of March 1, 1997, Betty C. Alewine and Warren Y. Zeger beneficially owned 321,301 shares and 179,979 shares of COMSAT, respectively (including shares subject to stock options exercisable within 60 days). The remaining participants do not beneficially own, individually or in the aggregate, in excess of 1% of COMSAT's equity securities.

                                                       [GLOBE]


                           [COMSAT CORPORATION LOGO]

                                   APPENDIX

                    Consolidated Income Statements

                    Consolidated Balance Sheets

                    Consolidated Cash Flow Statements

                    Statements of Changes in
                         Consolidated Stockholders' Equity

                    Twelve-Year Financial Summary

                    Operating Results by Business Segment

                    Telecom EBITDA Summary

                    COMSAT International Summary

                                                   [LARGE WORLD GLOBE]


                      COMSAT CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
             For the Years Ended December 31, 1996, 1995 and 1994

     IN THOUSANDS, EXCEPT PER SHARE AMOUNTS             1996           1995           1994
     -------------------------------------------------------------------------------------

     REVENUES                                     $1,015,261     $  862,912     $  835,665
                                                  ----------     ----------     ----------
     Operating expenses:
          Cost of services                           666,345        506,660        471,043
          Depreciation and amortization              236,276        202,024        167,784
          Research and development                    24,618         18,693         16,369
          General and administrative                  23,941         19,856         22,851
          Merger and integration costs                   -              -            7,367
          Provision for restructuring                    -           20,044            -
                                                  ----------     ----------     ----------
          Total operating expenses                   951,180        767,277        685,414
                                                  ----------     ----------     ----------

     OPERATING INCOME                                 64,081         95,635        150,251

     Gain on sale of minority interest                   -           19,286            -

     Other income (expense), net                     (11,139)        (7,557)         2,689

     Interest cost                                   (61,559)       (59,487)       (48,940)

     Interest capitalized                             15,760         20,355         23,662
                                                  ----------     ----------     ----------
     Income before taxes and minority interest         7,143         68,232        127,662

     Income tax expense                              (16,144)       (34,911)       (49,939)

     Minority interest in net losses (income)
       of consolidated subsidiaries                   17,623          4,496            (81)
                                                  ----------     ----------     ----------
     NET INCOME                                   $    8,622     $   37,817     $   77,642
                                                  ==========     ==========     ==========
     EARNINGS PER SHARE                           $     0.18     $     0.79     $     1.64
                                                  ==========     ==========     ==========

     The accompanying notes are an integral part of these financial statements.


                      COMSAT CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                          December 31, 1996 and 1995

     In thousands                                                           1996           1995
     ------------------------------------------------------------------------------------------

     ASSETS
     ------
     CURRENT ASSETS:
      Cash and cash equivalents                                       $   12,721     $  124,156
      Receivables                                                        314,766        234,465
      Inventories                                                         39,635         26,851
      Deferred income taxes                                               12,756         12,445
      Other                                                               29,961         27,908
                                                                      ----------     ----------
      Total current assets                                               409,839        425,825
                                                                      ----------     ----------
     Property and equipment                                            1,656,763      1,528,053
     Investments                                                         133,592         88,378
     Goodwill                                                            155,250         67,569
     Franchise rights                                                    102,189        107,962
     Other assets                                                        208,170         96,479
                                                                      ----------     ----------
      TOTAL ASSETS                                                    $2,665,803     $2,314,266
                                                                      ==========     ==========

     LIABILITIES AND STOCKHOLDERS' EQUITY
     ------------------------------------
     CURRENT LIABILITIES:
      Short-term borrowings and current
        maturities of long-term debt                                  $  159,719     $   11,688
      Commercial paper                                                    17,993            -
      Accounts payable and accrued liabilities                           168,039        126,980
      Deferred income                                                     81,942         38,060
      Due to related parties                                              34,602         22,825
      Accrued income taxes                                                17,411            -
      Accrued interest                                                     5,377          5,155
                                                                      ----------     ----------
      Total current liabilities                                          485,083        204,708
                                                                      ----------     ----------

     Long-term debt                                                      635,474        664,601
     Deferred income taxes                                               123,972        119,018
     Deferred investment tax credits                                      12,350         15,190
     Accrued postretirement benefit costs                                 50,423         49,497
     Other long-term liabilities                                         147,818        129,911
     Commitments and contingencies (notes 10, 11 & 18)                       -              -
     Minority interest                                                   167,472         91,908
     Preferred securities issued by subsidiary                           200,000        200,000

     STOCKHOLDERS' EQUITY:
      Common stock, without par value, 100,000 shares authorized,
        49,090 shares issued in 1996 and 48,612 in 1995                  340,691        324,074
      Preferred stock, 5,000 shares authorized, no shares
        issued or outstanding                                                -              -
      Retained earnings                                                  502,839        533,238
      Treasury stock, at cost, 269 shares in 1996 and 857
        in 1995                                                           (3,006)        (9,020)
      Unearned compensation                                               (3,869)        (5,484)
      Other                                                                6,556         (3,375)
                                                                      ----------     ----------
      Total stockholders' equity                                         843,211        839,433
                                                                      ----------     ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $2,665,803     $2,314,266
                                                                      ==========     ==========

     The accompanying notes are an integral part of these financial statements.


                      COMSAT CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED CASH FLOW STATEMENTS
             For the Years Ended December 31, 1996, 1995 and 1994

     In thousands                                            1996           1995            1994
     -------------------------------------------------------------------------------------------

     CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                        $    8,622     $   37,817     $   77,642
     Adjustments for noncash expenses:
      Depreciation and amortization                       236,276        202,024        167,784
      Provision for restructuring                             -           20,044            -
      Gain on sale of minority interest                       -          (19,286)           -
      Changes in operating assets and liabilities:
      Receivables and other current assets                (63,155)       (11,959)       (17,169)
      Current liabilities                                  30,557        (12,431)       (14,847)
      Noncurrent liabilities                               15,498         24,748         25,808
     Other                                                  3,482         22,161          3,690
                                                       ----------     ----------     ----------
     Net cash provided by operating activities            231,280        263,118        242,908
                                                       ----------     ----------     ----------

     CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property and equipment                 (364,427)      (308,161)      (274,562)
      Expenditures for film production costs              (21,050)       (12,549)          (181)
      Investments in unconsolidated businesses            (64,707)       (32,810)       (53,397)
      Purchase of subsidiaries                             (9,264)       (78,240)       (35,676)
      Purchase of minority shares of subsidiaries          (1,461)           (92)        (4,016)
      Proceeds from sale of investments                    29,684            -              -
      Insurance proceeds from satellite launch failure     54,443            -              -
      Decrease (increase) in INTELSAT ownership            (1,238)        17,919         13,520
      Decrease (increase) in Inmarsat ownership             5,746         (6,978)         3,573
      Other                                                15,579         (2,930)        (3,471)
                                                       ----------     ----------     ----------
      Net cash used in investing activities              (356,695)      (423,841)      (354,210)
                                                       ----------     ----------     ----------

     CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from issuance of long-term debt            126,645        154,119        112,296
      Net short-term borrowings (repayments)              158,323       (121,356)        74,123
      Borrowings (repayments) against company-owned
        life insurance policies                           (51,443)         2,542         32,437
      Common stock issued                                  16,445         10,834          5,291
      Proceeds from issuance of preferred securities of
        subsidiary                                            -          200,000            -
      Proceeds from issuance of subsidiary's common
        stock                                                 -           78,985          1,486
      Repayment of long-term debt                        (196,543)        (9,970)       (77,023)
      Cash dividends paid                                 (37,698)       (36,874)       (33,547)
      Other                                                (1,749)       (12,059)        (1,333)
                                                       ----------     ----------     ----------
      Net cash provided by financing activities            13,980        266,221        113,730
                                                       ----------     ----------     ----------
     Net increase (decrease) in cash and cash
       equivalents                                       (111,435)       105,498          2,428
     Cash and cash equivalents, beginning of year         124,156         18,658         16,230
                                                       ----------     ----------     ----------
     Cash and cash equivalents, end of year            $   12,721     $  124,156     $   18,658
                                                       ==========     ==========     ==========

     SUPPLEMENTAL CASH FLOW INFORMATION:
      Interest paid, net of amount capitalized         $   40,623     $   36,710     $   24,880
      Income taxes paid                                $    1,255     $   20,607     $   30,639
      Noncash financing of Inmarsat satellites         $    5,602     $    7,551     $    7,197

     The accompanying notes are an integral part of these financial statements.


                      COMSAT CORPORATION AND SUBSIDIARIES
          STATEMENTS OF CHANGES IN CONSOLIDATED STOCKHOLDERS' EQUITY
             For the Years Ended December 31, 1996, 1995 and 1994

                                             Shares      Shares      Common     Retained    Treasury      Unearned
     In thousands                            Issued    Outstanding   Stock      Earnings     Stock      Compensation   Other
     ------------------------------------------------------------------------------------------------------------------------
     BALANCE AT DECEMBER 31, 1993            48,404    46,373       $311,506    $488,090    $(21,473)   $(10,891)      (3,792)
     Net income                                                                   77,642
     Cash dividends                                                              (33,547)
     Common stock issued:
      Stock options and restricted stock
        units, including tax benefits                     105            948                     808
      Employee stock purchase, 401(k)
        and Investors' Plus plans               333       333          6,432
     Amortization of unearned compensation
      and incentive plan expense                                       1,420                               2,868
     Retirement of treasury stock              (683)                  (8,163)                  8,163
     Translation adjustment                                                                                             5,343
     Other                                                                            44                     774          744
                                             --------------------------------------------------------------------------------
     BALANCE AT DECEMBER 31, 1994            48,054    46,811        312,143     532,229     (12,502)     (7,249)       2,295
     Net income                                                                   37,817
     Cash dividends                                                              (36,874)
     Common stock issued:
      Stock options and restricted stock
        units, including tax benefits                     334          1,705                   3,373
      Employee stock purchase, 401(k)
        and Investors' Plus plans               558       558         10,276
     Restricted stock awarded                              91            871                     911      (1,782)
     Amortization of unearned compensation
      and incentive plan expense                                         619                               2,131
     Forfeiture and cancellation of
               restricted stock awards                    (39)        (1,540)                   (802)        798
     Minimum pension liability adjustment                                                                              (2,006)
     Translation adjustment                                                                                            (3,664)
     Other                                                                            66                     618
                                             --------------------------------------------------------------------------------
     BALANCE AT DECEMBER 31, 1995            48,612    47,755        324,074     533,238      (9,020)     (5,484)      (3,375)
     Net income                                                                    8,622
     Cash dividends                                                              (37,698)
     Common stock issued:
      Stock options and restricted stock
        units, including tax benefits             4       484          4,768                   5,149
      Employee stock purchase, 401(k)
        and Investors' Plus plans               474       474          8,888
     Restricted stock awarded                             183            597                   1,980      (2,577)
     Amortization of unearned compensation
      and incentive plan expense                                         437                               2,685
     Forfeiture and cancellation of
               restricted stock awards                    (75)           (51)                 (1,115)        360
     Minimum pension liability adjustment                                                                                 383
     Translation adjustment                                                                                               924
     Unrealized gain on available for sale
      securities, net of taxes                                                                                          8,624
     Other                                                             1,978      (1,323)                  1,147
                                             --------------------------------------------------------------------------------
     BALANCE AT DECEMBER 31, 1996            49,090    48,821       $340,691    $502,839    $ (3,006)   $ (3,869)      $6,556
                                             ================================================================================

     The accompanying notes are an integral part of these financial statements.


 TWELVE-YEAR FINANCIAL SUMMARY (1)
   Unaudited
                                      Compounded Growth Rates
                                      -----------------------
 In thousands except per share,       10-Year   5-Year
   ratio, and employee information    1986-96   1991-96      1996        1995        1994        1993        1992        1991
                                      -------   -------   ----------  ----------  ----------  ----------  ----------  ----------
 SUMMARY OF OPERATIONS
 Revenues                              11.1%      9.3%    $1,015,261  $  862,912  $  835,665  $  758,015  $  690,245  $  651,211
 Operating expenses                                          951,180     767,277     685,414     606,435     585,263     508,499
 Operating income (loss)               (2.1%)   (14.8%)       64,081      95,635     150,251     151,580     104,982     142,712
 Income (loss) from continuing
   operations before cumulative
   effect of changes in accounting
   principles                         (15.7%)   (36.1%)        8,622      37,817      77,642      82,469      53,292      81,014
 Cumulative effect of changes in
   accounting principles                                           -           -           -       1,925           -     (26,607)
 Net income (loss)                    (18.1%)   (30.8%)        8,622      37,817      77,642      84,394      53,292      54,407

 CASH FLOW DATA
 Cash provided (used) by operating
   and investing activities                                 (113,854)   (160,723)   (111,302)     23,431      (7,596)     (7,396)
 Net increase (decrease) in cash
   and cash equivalents                                     (111,435)    105,498       2,428       4,453      (2,915)      8,157
 Dividends paid                         5.6%      7.8%        37,698      36,874      33,547      30,410      27,837      25,867

 BALANCE SHEET DATA
 Total assets                           7.6%     12.6%     2,665,803   2,314,266   1,975,992   1,773,513   1,654,985   1,469,516
 Long-term debt                         6.5%     10.2%       635,474     664,601     515,542     410,550     496,804     391,308
 Stockholders' equity                   3.0%      5.1%       843,211     839,433     826,916     763,440     702,292     657,783

 STOCK INFORMATION
 Market capitalization (2)                                 1,202,217     889,437     871,855   1,379,597   1,094,478     769,454
 Stock price-high                                             33 1/8      24 5/8      30          35 1/4      24 1/2      18 7/8
 Stock price-low                                              16 3/4      17 5/8      17 1/2      23 3/4      17 1/8      11 1/2
 Stock price-close                                            24 5/8      18 5/8      18 5/8      29 3/4      23 7/8      17 1/4
 Book value per share                                          17.27       17.58       17.66       16.46       15.32       14.75
 Primary earnings per share                                     0.18        0.79        1.64        1.79        1.16        1.22
 Dividends paid per share                                       0.78        0.78        0.76        0.74        0.70        0.67
 Shares outstanding                                           48,821      47,755      46,811      46,373      45,842      44,606
 Average shares outstanding for
   primary earnings per share                                 49,090      47,998      47,356      47,095      45,875      44,556

 STATISTICAL INFORMATION
 Long-term debt to total capital                                43.0%       44.2%       38.4%       35.0%       41.4%       37.3%
 Return on net assets (3)                                        1.7%        3.2%        5.4%        6.3%        4.8%        5.1%
 Return on average assets                                        0.3%        1.8%        4.1%        4.9%        3.4%        3.9%
 Return on average equity                                        1.0%        4.5%        9.8%       11.5%        7.8%        8.5%
 Return on revenues                                              0.8%        4.4%        9.3%       11.1%        7.7%        8.4%
 Current ratio                                                   0.8         2.1         0.9         0.9         1.3         1.0
 Employees at year end                                         3,766       2,991       2,894       2,770       2,707       2,427
 Revenues per employee (4)                                      $301        $293        $295        $277        $269        $282

 Notes:
    (1) As discussed in Note 6 to the financial statements, the corporation consummated its merger with Radiation Systems, Inc. (RSI) in June
          1994. The merger has been treated as a pooling of interests for accounting purposes. Accordingly, financial information for all periods prior to the merger has been restated to include RSI.
          Information for 1984 through 1987 has been restated for operations discontinued in subsequent years. Information for 1992 through 1995 has been restated for certain costs historically reflected as reduction of revenues and now classified as costs of services.
    (2) Market capitalization is the product of year-end stock price multiplied by the number of shares outstanding at each year end.
    (3)   Return on net assets is calculated as net income excluding interest
          (net of tax) divided by average total assets less average current liabilities (excluding current notes payable and current maturities of long-term obligations).
    (4) Revenues per employee is based on the average number of employees for each year.


        1990            1989          1988            1987           1986           1985
        ----            ----          ----            ----           ----           ----

     $  563,462     $  474,917     $  407,338     $  365,272     $  354,204     $  343,329
        583,980        383,074        323,083        318,105        274,762        250,298
           (518)        91,843         84,256         47,167         79,442         93,031

         (9,045)        66,234         65,986         20,741         47,600         64,157

         (9,045)        66,234         65,986        (44,358)        63,176        (38,473)

              -              -              -               -              -              -

         20,652        (59,545)       (89,331)        94,863        (17,585)       (38,495)

         (2,508)       (54,064)       (70,731)        11,021         19,869         38,654
         25,219         25,024         23,722         22,292         21,873         21,725

      1,300,683      1,337,817      1,233,247      1,172,776      1,281,744      1,212,393
        383,695        373,686        376,602        329,436        337,814        357,486
        619,150        649,647        603,033        559,211        628,909        569,884

        528,444        781,674        585,212        596,764        609,960        739,589
         19 1/4         20 3/8         15 3/8         17 3/8         20 1/4         19 1/4
         10 1/4         13             12 5/8         11 3/4         14 1/8         12 3/4
         12             17 7/8         13 1/2         14             14 1/8         17 3/4
         14.06           14.86          13.91          13.12          14.56          13.68
         (0.21)           1.52           1.54          (1.03)          1.48          (0.92)
          0.66            0.66           0.63           0.60           0.60           0.60
         44,037         43,730         43,349         42,626         43,183         41,667

         43,818         43,620         42,805         43,125         42,755         41,622

           38.3%          36.5%          38.4%          37.1%          34.9%          38.5%
           (0.6%)          5.5%           6.3%          (3.3%)          6.3%          (3.2%)
           (0.7%)          5.2%           5.5%          (3.6%)          5.1%          (3.2%)
           (1.4%)         10.6%          11.4%          (7.5%)         10.5%          (6.4%)
           (1.6%)         13.9%          16.2%         (12.1%)         17.8%         (11.2%)
            1.5            1.6            2.2            1.9            2.6            2.3
          2,196          1,956          1,841          1,886          2,789          3,110
           $271           $250           $219           $156           $120           $105


                              COMSAT CORPORATION
               OPERATING RESULTS BY BUSINESS SEGMENT (UNAUDITED)
                                  (In millions)

                                                      1995                                         1996
                                    ------------------------------------------   -------------------------------------------
                                    QTR 1    QTR2     QTR3     QTR4     TOTAL    QTR 1    QTR 2    QTR 3    QTR 4     TOTAL
                                    ------------------------------------------   -------------------------------------------

 REVENUES
 --------
 International Communications
  World Systems                     $ 62.7   $ 63.0   $ 62.9   $ 66.1   $254.7   $ 65.6   $ 67.5   $ 67.0   $ 72.8    $ 272.9
  Mobile Communications               47.1     46.1     47.5     39.7    180.4     42.6     39.3     38.4     34.9      155.2
  International                        7.9      8.2      9.7     11.9     37.7     11.9     12.4     15.6     18.2       58.1
                                     ------------------------------------------   -------------------------------------------
 Total International Communications  117.7    117.3    120.1    117.7    472.8    120.1    119.2    121.0    125.9      486.2

 Technology Services                  46.8     48.1     50.9     60.1    205.9     61.6     70.4     83.0     85.6      300.6

 Entertainment                        49.5     52.6     40.0     60.2    202.3     72.4     56.0     38.1     91.6      258.1

 Eliminations and other               (4.0)    (3.9)    (4.7)    (5.5)   (18.1)    (5.5)    (6.4)    (8.1)    (9.6)     (29.6)
                                    ------------------------------------------   --------------------------------------------
 TOTAL REVENUES                     $210.0   $214.1   $206.3   $232.5   $862.9   $248.6   $239.2   $234.0   $293.5   $1,015.3
                                    ==========================================   ============================================

                                                      1995                                         1996
                                    ------------------------------------------   -------------------------------------------
                                    QTR 1    QTR2     QTR3     QTR4     TOTAL    QTR 1    QTR 2    QTR 3    QTR 4     TOTAL
                                    ------------------------------------------   -------------------------------------------
 OPERATING INCOME (LOSS)
 ----------------------
 International Communications
  World Systems                     $ 27.6   $ 26.7   $ 26.8   $ 27.5   $108.6   $ 25.4   $ 24.0   $ 24.2   $ 30.4   $  104.0
  Mobile Communications               12.6     17.6     13.3     10.0     53.5     13.7     11.2      7.2     (0.8)      31.3
  International                       (3.4)    (4.6)    (7.0)    (5.7)   (20.7)    (3.8)    (4.6)    (3.7)    (5.2)     (17.3)
                                    ------------------------------------------   --------------------------------------------
 Total International Communications   36.8     39.7     33.1     31.8    141.4     35.3     30.6     27.7     24.4      118.0

 Technology Services                   2.6      6.5      0.6      4.3     14.0      3.4      5.1     13.5     (3.0)      19.0

 Entertainment                        (3.2)     6.3     (6.4)   (12.1)   (15.4)    (4.2)    (6.9)    (7.1)   (27.7)     (45.9)
                                    ------------------------------------------   --------------------------------------------
 Total segment operating income
   (loss)                             36.2     52.5     27.3     24.0    140.0     34.5     28.8     34.1     (6.3)      91.1

 General and administrative
   expenses                           (4.9)    (5.8)    (5.8)    (3.4)   (19.9)    (7.1)    (5.5)    (5.8)    (5.5)     (23.9)

 Provision for restructuring            -        -     (20.1)      -     (20.1)      -        -        -        -          -

 Other                                (1.5)    (1.8)    (0.8)    (0.3)    (4.4)    (1.6)    (0.6)    (2.1)     1.2       (3.1)
                                    ------------------------------------------   --------------------------------------------

 TOTAL OPERATING INCOME (LOSS)      $ 29.8   $ 44.9   $  0.6   $ 20.3   $ 95.6   $ 25.8   $ 22.7   $ 26.2   ($10.6)  $   64.1
                                    ==========================================   ============================================


                                TELECOM EBITDA SUMMARY
                                ----------------------

                               ($ millions, unaudited)

                         Fourth Quarter               Full Year
                         ---------------          ----------------
                         1996      1995            1996      1995
                         ---------------          ----------------

   World Systems         $53.9     $49.7          $195.7    $196.6

   Mobile                 12.0      20.2            76.5      93.6

   International          (0.3)     (2.8)           (2.5)    (12.5)

   Technology             (1.0)      6.0            26.6      21.2

   Other                  (3.8)     (3.1)          (24.8)    (22.0)
                         ---------------          ----------------

   Telecom EBITDA        $60.8     $70.0          $271.5    $276.9
                         ===============          ================

   Note: 1995 excludes restructuring and reorganization charges.

                         COMSAT INTERNATIONAL SUMMARY
                         ----------------------------

                    Twelve Months Ending December 31, 1996
              ($ millions, unaudited proportional operating data)

                                     Revenues              Operating Income (Loss)
                              -----------------------      -----------------------
      Companies                1996             1995        1996             1995
   ----------------------     -----------------------      -----------------------

   Americas (1)               $48.0            $26.4        $ 6.3           $ 2.4

   Europe (2)                   5.7              7.1         (8.1)           (6.4)

   Asia/Pacific (3)             6.9              8.6          0.9            (2.6)
                              ----------------------        ---------------------
   Existing Company Total      60.6             42.1         (0.9)           (6.6)

   New Companies (4)            5.2              1.3         (4.8)           (1.5)
                              ----------------------        ---------------------
   Total                      $65.8            $43.4        ($5.7)          ($8.1)
                              ======================        =====================

   Note: This information was developed by taking COMSAT's ownership percentage of each company multiplied by total company revenues and operating income/loss.

   1. Americas: Argentina, Bolivia, Brazil and Guatemala
   2. Europe: BelCom (Russia) and Turkey (IBS), excluding Viatel
   3. Asia/Pacific: PhilCom
   4. Includes companies less than 24 months old: Colombia, Peru, Venezuela,
      China, India and Turkey (VSAT)